UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2006

Commission file number 033-36767-03

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
(Exact name of registrant as specified in its charter)

Delaware	36-3731520
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

425 N. Martingale Road, Schaumburg, IL 60173
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code (630) 753-4000

Former name or former address, if changed since last report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events and Regulation FD Disclosure

On May 25, 2006 the Registrant has caused to be made available by the trustee the monthly Servicer and Settlement Certificates for the Due Period ended April 30, 2006, which are attached as Exhibit 20 hereto.

Item 9.01 Financial Statements, Proforma Financial Information and Exhibit

(c)	Exhibits: See attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
(Registrant)

Date: June 1, 2006	By: /s/	JOHN V. MULVANEY, SR. John V. Mulvaney, Sr. Vice President and Controller

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description
20.1	Monthly Servicer and Settlement Certificate #95, Series 1998 -1 made available on May 25, 2006.

20.1 (A)	4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement, Certificate #95

20.2	Monthly Servicer and Settlement Certificate #34, Series 2003 -1 made available on May 25, 2006.

20.2 (A)	4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement, Certificate #34

20.3	Monthly Servicer and Settlement Certificate #23, Series 2004-1 made available on May 25, 2006 and Monthly Servicer and Settlement Certificate #15, Series 2005-1 made available on May 25, 2006

20.3 (A)	5.34 The percentages and all other information calculated pursuant to Section 1.01 of the Supplement, Certificate #23

20.3 (B)	5.34 The percentages and all other information calculated pursuant to Section 1.01 of the Supplement, Certificate #15

20.4	Dealer Note Master Trust Series for the May 25, 2006 Distribution Date

EXHIBIT 20.1

	MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 95
	DEALER NOTE MASTER TRUST
	CLASS A, DEALER NOTE
	ASSET BACKED CERTIFICATES,
	SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 25, 2006, the Transfer Date of May 24, 2006 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2006 and the Distribution Period ended May 24, 2006 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1	NFC is Servicer under the Agreement.

2	The undersigned is a Servicing Officer.

3	Master Trust Information.

3.1	The amount of the Advance, if any, for the Due Period	485,802.42

3.2	The amount of ITEC Finance Charges for the Due Period	5,913,935.38

3.3	The average daily balance of Dealer Notes outstanding during the Due Period	1,431,568,340.70

3.4	The total amount of Advance Reimbursements for the Due Period	0.00

3.5	The aggregate principal amount of Dealer Notes repaid during the Due Period	413,297,879.99

3.6	The aggregate principal amount of Dealer Notes purchased by the Master Trust	417,213,518.56
	during the Due Period

3.7	The amount of the Servicing Fee for the Due Period	1,206,760.99

3.8	The average daily Master Trust Seller's Interest during the Due Period	288,066,801.94

3.9	The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
	transactions set forth in Article IV of the Supplement)	187,320,000.00

3.10	The aggregate amount of Collections for the Due Period	424,678,539.79

3.11	The aggregate amount of Finance Charge Collections for the Due Period	11,380,649.60

3.12	The aggregate amount of Principal Collections for the Due Period	413,297,890.19

3.13	The amount of Dealer Note Losses/(Recoveries) for the Due Period	0.00

3.14	The aggregate amount of Dealer Notes as of the last day of the Due Period	1,448,113,199.15

3.15	The aggregate amount of funds on deposit in the Excess Funding Account
	as of the end of the last day of the Due Period (after giving effect to the
	transactions set forth in Article IV of the Supplement and Article IV
	of the Agreement)	10.20

3.16	Eligible Investments in the Excess Funding Account:

	a. The aggregate amount of funds invested in Eligible Investments as of the	0.00
	end of the Due Period

	b. Description of each Eligible Investment:	JP Morgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

3.17	The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
	as of the end of the Due Period	19,721,875.99

3.18	The Dealers with the five largest aggregate outstanding
	principal amounts of Dealer Notes in the Master Trust as of
	the end of the Due Period:

	i) Chicago International
	ii) White's Tractor & Truck
	iii) Southland Intl
	iv) Nalley Motor Trucks
	v) Truck King Intl

3.19	Aggregate amount of delinquent principal payments (past due greater than 30 days)
	as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.08%

3.20	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of
	the end of the last day of the Due Period (after giving effect to the transactions set forth
	in Article IV of the Supplement) established on 7/10/03 for the benefit of the	100,379.35
	Master Trust Certificateholders.

3.21	Eligible Investments in the Servicer Transition Fee Account:

	a. The aggregate amount of funds invested in Eligible Investments	100,000.00

	b. Description of each Eligible Investment:	JP Morgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

3.22	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of
	the Distribution Date (after giving effect to the transactions set forth in Article IV
	of the Supplement and to the payments made on the Distribution Date)	100,000.00

4.0	Series 1998-1 Information.

4.1	The Deficiency Amount as of the Transfer Date
	(after giving effect to the transactions set forth in
	Article IV of the Supplement)	0.00

4.2a	The Maximum Subordinated Amount as of the
	Transfer Date (after giving effect to the transactions
	set forth in Article IV of the Supplement)	31,000,000.00

4.2b.	The Available Subordinated Amount as of the
	Transfer Date (after giving effect to the transactions
	set forth in Article IV of the Supplement)	31,000,000.00

4.3	The Projected Spread for the following Distribution Period	2,500,000.00

4.4	The amount on deposit in the Spread Account as of
	the Transfer Date (after giving effect to the
	transactions set forth in Article IV of the Supplement)	2,500,000.00

4.5	The aggregate amount on deposit in the Liquidity
	Reserve Account as of the Transfer Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	0.00

4.6	The Invested Amount as of the Distribution
	Date (after giving effect to the transactions set forth
	in Article IV of the Supplement and to the
	payments made on the Distribution Date)	200,000,000.00

4.7	The amount of Series Allocable Dealer Notes Losses / (Recoveries)
	for the Due Period	0.00

4.8	The amount of Series Allocable Finance Charge
	Collections for the Due Period	1,896,446.55

4.9	The amount of Series Allocable Principal Collections
	for the Due Period	51,207,448.05

4.10	The amount of Series Principal Account Losses
	for the Due Period	0.00

4.11	The amount of Investor Dealer Note Losses / (Recoveries) for
	the Due Period	0.00

4.12	The amount of Investor Finance Charge Collections
	for the Due Period	1,464,625.67

4.13	The amount of Investor Principal Collections for
	the Due Period	39,547,512.13

4.14	The amount of Available Certificateholder's Interest
	Collections for the Due Period	1,476,799.53

4.15	The amount of Series 1998-1 Shared Principal
	Collections for the Due Period	0.00

4.16	The aggregate amount of the Series 1998-1 Principal
	Shortfall, if any, for the Due Period	0.00

4.17	The Seller's Percentage for the Due Period	22.77%

4.18	The Excess Seller's Percentage for the Due Period	9.92%

4.19	The aggregate amount of Seller's Principal Collections
	for the Due Period	11,659,935.92

4.20	The amount of Available Seller's Finance Charge
	Collections for the Due Period	300,586.78

4.21	The aggregate amount of Available Seller's Principal
	Collections for the Due Period	6,580,157.07

4.22	The aggregate amount of Excess Seller's Principal
	Collections for the Due Period	5,079,778.85

4.23	The Controlled Amortization Amount, if applicable,
	for the Due Period	0.00

4.24	The Minimum Series 1998-1 Master Trust Seller's
	Interest as of the Distribution Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	37,000,000.00

4.25	The Series 1998-1 Allocation Percentage for
	the Due Period	16.66%

4.26	The Floating Allocation Percentage for the
	Due Period	77.23%

4.27	The Principal Allocation Percentage, if applicable,
	for the Due Period	0.00%

4.28	The total amount to be distributed on the Series
	1998-1 Certificates on the Distribution Date	1,008,220.03

4.29	The total amount, if any, to be distributed on the Series
	1998-1 Certificates on the Distribution Date
	allocable to the Invested Amount	0.00

4.30	The total amount, if any, to be distributed on
	the Series 1998-1 Certificates on the Distribution
	Date allocable to interest on the Series 1998-1
	Certificates	852,916.67

4.31	The Draw Amount as of the Transfer Date	0.00

4.32	The amount of Investor Charge-Offs as of
	Transfer Date	0.00

4.33	The amount of reimbursement of Investor Charge-
	Offs as of the Transfer Date	0.00

4.34	The amount of the Investor Servicing Fee to be
	paid on such Distribution Date	155,303.36

4.35	The aggregate amount of funds on deposit in
	the Series Principal Account as of the end of the
	last day of the Due Period (after giving effect to the
	payments and adjustments made pursuant to Article
	IV of the Supplement and of the Agreement)	0.00

4.36	The aggregate amount of funds on deposit in the
	Spread Account as of the end of the last day of
	the Due Period (after giving effect to payments and
	adjustments made pursuant to Article IV of the
	Supplement and the Agreement)	2,500,000.00

4.37	Eligible Investments in the Series Principal Account:

	a. The aggregate amount of funds invested in
	Eligible Investments	0.00

	b. Description of each Eligible Investment:	NA

	c. The rate of interest applicable to each such
	Eligible Investment	_______%

	d. The rating of each such Eligible Investment	NA

4.38	Eligible Investments in the Liquidity Reserve Account:

	a. The aggregate amount of funds invested in
	Eligible Investments	0.00

	b. Description of each Eligible Investment:	NA

	c. The rate of interest applicable to each such
	Eligible Investment	_______%

	d. The rating of each such Eligible Investment	NA

4.39	The amount of Excess Interest Collections for the Due Period	468,579.50

4.40	The amount of Investor Principal Collections from other Series treated
	as Shared Principal Collections for the Due Period	0.00

4.41	The amount of Excess Interest Collections for the
	Due Period allocated to other Series	0.00

4.42	The amount of Investor Principal Collections treated
	as Shared Principal Collections for the Due Period
	allocated to Other Series	12,516,445.99

4.43	The percentages and all other information calculated
	pursuant to Section 6.01 of the Supplement	See Exhibit 20.1(A)

4.44	The amount of Remaining Available Seller's Principal
	Collections for the Due Period	6,580,157.07

4.45	The amount of Series 1998-1 Shared Seller's Principal
	Collections for the Due Period	0.00

4.46	The aggregate amount of Shared Seller's Principal
	Collections from Other Series for the Due Period	0.00

4.47	The amount of all Shared Seller's Principal Collections
	allocated to Series 1998-1 for the Due Period	0.00

4.48	The aggregate amount of all Shared Seller's Principal
	Collections allocated to Other Series for the Due Period	0.00

4.49	The aggregate amount of all Early Distributions Amounts
	paid or deemed paid for the Distribution Period	0.00

Exhibit 20.1 (A)
Series 1998 - 1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

Section 6.01

(a)	The Invested Amount is not reduced to zero by the Expected Payment Date?
			NO

(f)	The Available Subordinated Amount for such Transfer Date will be reduced to an amount
	less than the Required Subordinated Amount?
			NO

(i)	Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
	on each of three consecutive Determination Dates?
			NO
	2 Months Past :	3.41%
	1 Month Past :	3.65%
	Current Month :	3.61%

(j)	The Master Trust Seller’s Interest is reduced to an amount less than the Master Trust
	Minimum Seller's Interest?
			NO
	Master Trust Seller's Interest :	$318,113,199.15

	Master Trust Minimum Seller's Interest :	$187,320,000.00

(k)	Turnover Ratio less than 1.7?		NO

	Turnover Ratio :	3.46

(l)	Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?		NO

	Dealer Note Loss Ratio :	0.00%

EXHIBIT 20.2

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 34
DEALER NOTE MASTER TRUST
DEALER NOTE
ASSET BACKED CERTIFICATES,
SERIES 2003-1

	Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2003-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 25, 2006, the Transfer Date of May 24, 2006 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2006 and the Distribution Period ended May 24, 2006 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1	NFC is Servicer under the Agreement.

2	The undersigned is a Servicing Officer.

3	Master Trust Information.

3.1	The amount of the Advance, if any, for the Due Period	485,802.42

3.2	The amount of ITEC Finance Charges for the Due Period	5,913,935.38

3.3	The average daily balance of Dealer Notes outstanding during the Due Period	1,431,568,340.70

3.4	The total amount of Advance Reimbursements for the Due Period	0.00

3.5	The aggregate principal amount of Dealer Notes repaid during the Due Period	413,297,879.99

3.6	The aggregate principal amount of Dealer Notes purchased by the Master Trust	417,213,518.56
	during the Due Period

3.7	The amount of the Servicing Fee for the Due Period	1,206,760.99

3.8	The average daily Master Trust Seller's Interest during the Due Period	288.066,801.94

3.9	The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
	transactions set forth in Article IV of the Supplement)	187,320,000.00

3.10	The aggregate amount of Collections for the Due Period	424,678,539.79

3.11	The aggregate amount of Finance Charge Collections for the Due Period	11,380,649.60

3.12	The aggregate amount of Principal Collections for the Due Period	413,297,890.19

3.13	The amount of Dealer Note Losses/(Recoveries) for the Due Period	0.00

3.14	The aggregate amount of Dealer Notes as of the last day of the Due Period	1,448,113,199.15

3.15	The aggregate amount of funds on deposit in the Excess Funding Account
	as of the end of the last day of the Due Period (after giving effect to the
	transactions set forth in Article IV of the Supplement and Article IV
	of the Agreement)	10.20

3.16	Eligible Investments in the Excess Funding Account:

	a. The aggregate amount of funds invested in Eligible Investments as of the
	end of the Due Period	0.00

	b. Description of each Eligible Investment:	JP Morgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

3.17	The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
	as of the end of the Due Period	19,721,875.99

3.18	The Dealers with the five largest aggregate outstanding
	principal amounts of Dealer Notes in the Master Trust as of
	the end of the Due Period:

	i) Chicago International
	ii) White's Tractor & Truck
	iii) Southland Intl
	iv) Nalley Motor Trucks
	v) Truck King Intl

3.19	Aggregate amount of delinquent principal payments (past due greater than 30 days)
	as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.08%

3.20	The aggregate amount of Dealer Notes issued to finance used vehicles,
	as of the end of the Due Period	68,930,783.42

3.21	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of
	the end of the last day of the Due Period (after giving effect to the transactions set forth
	in Article IV of the Supplement) established on 7/10/03 for the benefit of the
	Master Trust Certificateholders.	100,379.35

3.22	Eligible Investments in the Servicer Transition Fee Account:

	a. The aggregate amount of funds invested in Eligible Investments	100,000.00

	b. Description of each Eligible Investment:	JP Morgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

3.23	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of
	the Distribution Date (after giving effect to the transactions set forth in Article IV
	of the Supplement and to the payments made on the Distribution Date)	100,000.00

4.0	Series 2003-1 Information.

4.1	The Deficiency Amount as of the Transfer Date
	(after giving effect to the transactions set forth in
	Article IV of the Supplement)	0.00

4.2a	The Maximum Subordinated Amount as of the
	Transfer Date (after giving effect to the transactions
	set forth in Article IV of the Supplement)	19,080,000.00

4.2b.	The Available Subordinated Amount as of the
	Transfer Date (after giving effect to the transactions
	set forth in Article IV of the Supplement)	19,080,000.00

4.3	The Projected Spread for the following Distribution Period	2,650,000.00

4.4	The amount on deposit in the Spread Account as of
	the Transfer Date (after giving effect to the
	transactions set forth in Article IV of the Supplement)	2,650,000.00

4.5	The aggregate amount on deposit in the Liquidity
	Reserve Account as of the Transfer Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	0.00

4.6	The Invested Amount as of the Distribution
	Date (after giving effect to the transactions set forth
	in Article IV of the Supplement and to the
	payments made on the Distribution Date)	212,000,000.00

4.7	The amount of Series Allocable Dealer Notes Losses / (Recoveries)
	for the Due Period	0.00

4.8	The amount of Series Allocable Finance Charge
	Collections for the Due Period	1,897,103.33

4.9	The amount of Series Allocable Principal Collections
	for the Due Period	51,225,182.21

4.10	The amount of Series Principal Account Losses
	for the Due Period	0.00

4.11	The amount of Investor Dealer Note Losses / (Recoveries) for
	the Due Period	0.00

4.12	The amount of Investor Finance Charge Collections
	for the Due Period	1,552,399.65

4.13	The amount of Investor Principal Collections for
	the Due Period	41,917,566.61

4.14	The amount of Available Certificateholder's Interest
	Collections for the Due Period	1,820,146.65

4.15	The amount of Series 2003-1 Shared Principal
	Collections for the Due Period	0.00

4.16	The aggregate amount of the Series 2003-1 Principal
	Shortfall, if any, for the Due Period	0.00

4.17	The Seller's Percentage for the Due Period	18.17%

4.18	The Excess Seller's Percentage for the Due Period	10.27%

4.19	The aggregate amount of Seller's Principal Collections
	for the Due Period	9,307,615.61

4.20	The amount of Available Seller's Finance Charge
	Collections for the Due Period	206,784.26

4.21	The aggregate amount of Available Seller's Principal
	Collections for the Due Period	4,046,789.39

4.22	The aggregate amount of Excess Seller's Principal
	Collections for the Due Period	5,260,826.21

4.23	The Controlled Amortization Amount, if applicable,
	for the Due Period	106,000,000.00

4.24	The Minimum Series 2003-1 Master Trust Seller's
	Interest as of the Distribution Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	25,440,000.00

4.25	The Series 2003-1 Allocation Percentage for
	the Due Period	16.67%

4.26	The Floating Allocation Percentage for the
	Due Period	81.83%

4.27	The Principal Allocation Percentage, if applicable,
	for the Due Period	81.83%

4.28	The total amount to be distributed on the Series
	2003-1 Certificates on the Distribution Date	1,102,435.58

4.29	The total amount, if any, to be distributed on the Series
	2003-1 Certificates on the Distribution Date
	allocable to the Invested Amount	0.00

4.30	The total amount, if any, to be distributed on
	the Series 2003-1 Certificates on the Distribution
	Date allocable to interest on the Series 2003-1
	Certificates	937,825.00

4.31	The Draw Amount as of the Transfer Date	0.00

4.32	The amount of Investor Charge-Offs as of
	Transfer Date	0.00

4.33	The amount of reimbursement of Investor Charge-
	Offs as of the Transfer Date	0.00

4.34	The amount of the Investor Servicing Fee to be
	paid on such Distribution Date	164,610.58

4.35	The aggregate amount of funds on deposit in
	the Series Principal Account as of the end of the
	last day of the Due Period (after giving effect to the
	payments and adjustments made pursuant to Article
	IV of the Supplement and of the Agreement)	106,000,000.00

4.36	The aggregate amount of funds on deposit in the
	Spread Account as of the end of the last day of
	the Due Period (after giving effect to payments and
	adjustments made pursuant to Article IV of the
	Supplement and the Agreement)	2,650,000.00

4.37	Eligible Investments in the Series Principal Account:

	a. The aggregate amount of funds invested in Eligible Investments	160,000,000.00

	b. Description of each Eligible Investment:	JPMorgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

4.38	Eligible Investments in the Liquidity Reserve Account:

	a. The aggregate amount of funds invested in Eligible Investments	0.00

	b. Description of each Eligible Investment:	NA

	c. The rate of interest applicable to each such Eligible Investment	_______%

	d. The rating of each such Eligible Investment	NA

4.39	The amount of Excess Interest Collections for the Due Period	717,711.07

4.40	The amount of Investor Principal Collections from other Series treated
	as Shared Principal Collections for the Due Period	64,082,433.39

4.41	The amount of Excess Interest Collections for the
	Due Period allocated to other Series	0.00

4.42	The amount of Investor Principal Collections treated
	as Shared Principal Collections for the Due Period
	allocated to Other Series	0.00

4.43	The percentages and all other information calculated
	pursuant to Section 6.01 of the Supplement	See Exhibit 20.2(A)

4.44	The amount of Remaining Available Seller's Principal
	Collections for the Due Period	4,046,789.39

4.45	The amount of Series 2003-1 Shared Seller's Principal
	Collections for the Due Period	0.00

4.46	The aggregate amount of Shared Seller's Principal
	Collections from Other Series for the Due Period	0.00

4.47	The amount of all Shared Seller's Principal Collections
	allocated to Series 2003-1 for the Due Period	64,082,433.39

4.48	The aggregate amount of all Shared Seller's Principal
	Collections allocated to Other Series for the Due Period	0.00

5.0	Class A Certificate Information.

5.1	The Class A Invested Amount as of the Distribution
	Date (after giving effect to the transactions set forth
	in Article IV of the Supplement and to the
	payments made on the Distribution Date)	200,000,000.00

5.2	The total amount to be distributed on the Class A Certificates
	on the Distribution Date - includes Investor Servicing Fee plus	1,031,534.00
	the Investor Interest Payment

5.3	The total amount, if any, to be distributed on the Class A
	Certificates on the Distribution Date allocable to the
	Class A Invested Amount	0.00

5.4	The total amount, if any, to be distributed on the Class A
	Certificates on the Distribution Date allocable to interest
	on the Class A Certificates	876,250.00

5.5	The amount of Class A Certificateholder Charge-Offs
	as of the Transfer Date	0.00

5.6	The amount of reimbursement of Class A Certificateholder
	Charge-Offs as of the Transfer Date	0.00

6.0	Class B Certificate Information.

6.1	The Class B Invested Amount as of the Distribution
	Date (after giving effect to the transactions set forth
	in Article IV of the Supplement and to the
	payments made on the Distribution Date)	12,000,000.00

6.2	The total amount to be distributed on the Class B Certificates
	on the Distribution Date - includes Investor Servicing Fee plus	70,892.58
	the Investor Interest Payment

6.3	The total amount, if any, to be distributed on the Class B
	Certificates on the Distribution Date allocable to the
	Class B Invested Amount	0.00

6.4	The total amount, if any, to be distributed on the Class B
	Certificates on the Distribution Date allocable to interest
	on the Class B Certificates	61,575.00

6.5	The amount of Class B Certificateholder Charge-Offs
	as of the Transfer Date	0.00

6.6	The amount of reimbursement of Class B Certificateholder
	Charge-Offs as of the Transfer Date	0.00

Exhibit 20.2 (A)
Series 2003 - 1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

Section 6.01

(a)	The Invested Amount is not reduced to zero by the Expected Payment Date?
				NO

(f)	The Available Subordinated Amount for such Transfer Date will be reduced to an amount
	less than the Required Subordinated Amount?
				NO

(i)	Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
	on each of three consecutive Determination Dates?
				NO
	2 Months Past:	3.41%
	1 Month Past:	3.65%
	Current Month:	3.61%

(j)	The Master Trust Seller’s Interest is reduced to an amount less than the Master Trust
	Minimum Seller's Interest?
				NO
	Master Trust Seller's Interest :		$318,113,199.15

	Master Trust Minimum Seller's Interest :		$187,320,000.00

(k)	Turnover Ratio less than 1.7?
				NO
	Turnover Ratio :	3.46

(l)	Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
				NO
	Dealer Note Loss Ratio :	0.00%

(p)	Aggregate Principal Dealer Note Balance which was advanced against Financed
	Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
	Balance of all Dealer Notes?			NO

Used Financed Vehicle Ratio :		4.69%

EXHIBIT 20.3

	MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 23
	DEALER NOTE MASTER TRUST
	DEALER NOTE
	ASSET BACKED CERTIFICATES,
	SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 25, 2006, the Transfer Date of May 24, 2006 and with respect to the performance of the Master Trust during the Due Period ended on April 30, 2006 and the Distribution Period ended on May 24, 2006 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

1	NFC is Servicer under the Agreement.

2	The undersigned is a Servicing Officer.

3	Master Trust Information.

3.1	The amount of the Advance, if any, for the Due Period	485,802.42

3.2	The amount of ITEC Finance Charges for the Due Period	5,913,935.38

3.3	The average daily balance of Dealer Notes outstanding during the Due Period	1,431,568,340.70

3.4	The total amount of Advance Reimbursements for the Due Period	0.00

3.5	The aggregate principal amount of Dealer Notes repaid during the Due Period	413,297,879.99

3.6	The aggregate principal amount of Dealer Notes purchased by the Master Trust	417,213,518.56
	during the Due Period

3.7	The amount of the Servicing Fee for the Due Period	1,206,760.99

3.8	The average daily Master Trust Seller's Interest during the Due Period	288,066,801.94

3.9	The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
	transactions set forth in Article IV of the Supplement)	187,320,000.00

3.10	The aggregate amount of Collections for the Due Period	424,678,539.79

3.11	The aggregate amount of Finance Charge Collections for the Due Period	11,380,649.60

3.12	The aggregate amount of Principal Collections for the Due Period	413,297,890.19

3.13	The amount of Dealer Note Losses/(Recoveries) for the Due Period	0.00

3.14	The aggregate amount of Dealer Notes as of the last day of the Due Period	1,448,113,199.15

3.15	The aggregate amount of funds on deposit in the Excess Funding Account
	as of the end of the last day of the Due Period (after giving effect to the
	transactions set forth in Article IV of the Supplement and Article IV
	of the Agreement)	10.20

3.16	Eligible Investments in the Excess Funding Account:

	a. The aggregate amount of funds invested in Eligible Investments as of the	0.00
	end of the Due Period
	b. Description of each Eligible Investment:	JP Morgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

3.17	The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
	as of the end of the Due Period	19,721,875.99

3.18	The Dealers with the five largest aggregate outstanding
	principal amounts of Dealer Notes in the Master Trust as of
	the end of the Due Period:

	i) Chicago International
	ii) White's Tractor & Truck
	iii) Southland Intl
	iv) Nalley Motor Trucks
	v) Truck King Intl

3.19	Aggregate amount of delinquent principal payments (past due greater than 30 days)
	as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.08%

3.20	The aggregate amount of Dealer Notes issued to finance used vehicles,
	as of the end of the Due Period	68,930,783.42

3.21	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of
	the end of the last day of the Due Period (after giving effect to the transactions set forth
	in Article IV of the Supplement)	100,379.35

3.22	Eligible Investments in the Servicer Transition Fee Account:

	a. The aggregate amount of funds invested in Eligible Investments	100,000.00

	b. Description of each Eligible Investment:	JP Morgan Prime Money Market Fund

	c. The rate of interest applicable to each such Eligible Investment	4.60%

	d. The rating of each such Eligible Investment	AAAm/Aaa

3.23	The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of
	the Distribution Date (after giving effect to the transactions set forth in Article IV
	of the Supplement and to the payments made on the Distribution Date)	100,000.00

4.0	Series 2004-1 Information.

4.1	The Invested Amount as of the Distribution
	Date (after giving effect to the transactions set forth
	in Article IV of the Supplement and to the
	payments made on the Distribution Date)	424,000,000.00

4.2	The Adjusted Invested Amount as of the Distribution
	Date (after giving effect to the transactions set forth
	in Article IV of the Supplement and to the
	payments made on the Distribution Date)	462,160,000.00

4.3	The amount of Seller's Invested Amount
	for the Due Period	$318,113,199.15

4.4	The amount of Series Allocable Dealer Notes Losses / (Recoveries)
	for the Due Period	0.00

4.5	The amount of Series Allocable Finance Charge
	Collections for the Due Period	3,794,206.64

4.6	The amount of Series Allocable Principal Collections
	for the Due Period	102,450,364.12

4.7	The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
	the Due Period	0.00

4.8	The amount of Noteholder Available Interest Amounts
	for the Due Period	3,104,799.29

4.9	The amount of Noteholder Available Principal Amounts for
	the Due Period	83,838,361.75

4.10	The aggregate amount of the Principal
	Shortfall, if any, for the Due Period	0.00

4.11	The aggregate amount of Seller Interest Amounts
	for the Due Period	689,407.35

4.12	The aggregate amount of Seller's Principal Amounts
	for the Due Period	18,615,231.16

4.13	The Reassignment Amount as of the Transfer Date	424,000,000.00

4.14	The Minimum Series Seller's
	Invested Amount as of the Distribution Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	50,880,000.00

4.15	The Minimum Seller's
	Invested Amount as of the Distribution Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	0.00

4.16	The Minimum Series Seller's
	Interest as of the Distribution Date (after giving
	effect to the transactions set forth in Article IV
	of the Supplement)	50,880,000.00

4.17	The Series Allocation Percentage with respect to Series 2004-1 for
	the Due Period	33.34%

4.18	The Noteholder Floating Allocation Percentage for the
	Due Period	81.83%

4.19	The Noteholder Principal Allocation Percentage, if applicable,
	for the Due Period	81.83%

4.20	The total amount to be distributed on the Series
	2004-1 Certificates on the Distribution Date	2,145,537.82

4.21	The total amount, if any, to be distributed on the Series
	2004-1 Certificates on the Distribution Date
	allocable to the Invested Amount	0.00

4.22	The total amount, if any, to be distributed on
	the Series 2004-1 Certificates on the Distribution
	Date allocable to interest on the Series 2004-1
	Certificates	1,816,316.66

4.23	The amount of the Investor Servicing Fee to be
	paid on such Distribution Date	329,221.16

4.24	The amount of Investment Income with respect to the Series 2004-1 Certificate
	for the Due Period	15,736.20

4.25	The amount of Excess Interest Collections for the Due Period	974,997.67

4.26	The amount of Excess Interest Collections for the
	Due Period allocated to other Series	0.00

4.27	The amount of Noteholder Available Principal Amounts treated
	as Shared Principal Collections and allocated to other Series for the Due Period	26,533,095.43

4.28	The amount of all Shared Principal Collections allocated to Series 2004-1
	for the Due Period	0.00

	NOTE STATEMENT
MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 23
NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
	SERIES 2004-1 NOTES

	Under the Series 2004-1 Indenture Supplement dated as of June 10, 2004 (the "Indenture Supplement") by and among the Navistar Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and the Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month. The information which is required to be prepared with respect to the Payment Date of May 25, 2006, the Transfer Date of May 24, 2006 and with respect to the performance of the Master Owner Trust during the Due Period ended on April 30, 2006 and the Distribution Period ended on May 24, 2006 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

5	Series 2004-1 Notes Information

5.1	Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after
	giving effect to the transactions set forth in Article III of the Series 2004-1
	Indenture Supplement and to payments made on the Payment Date).	212,000,000.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
	Liquidation Amount, if any, as of the Transfer Date	0.00

5.2	Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to
	the transactions set forth in Article III of the Series 2004-1 Indenture Supplement and
	to payments made on the Payment Date).	231,080,000.00

5.3	Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect
	to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
	and to payments made on the Payment Date).	19,080,000.00

	Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date	19,080,000.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
	Overcollateralization Amount Deficiency, if any, as of the Transfer Date	0.00

5.4	Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.5	Series 2004-1 Allocated Interest Amounts for the Due Period	1,552,399.65

5.6	Series 2004-1 Allocated Principal Amounts for the Due Period	41,919,180.87

5.7	Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.8	Series 2004-1 Available Interest Amounts with respect to the Due Period	1,565,124.33

5.9	Series 2004-1 Available Principal Amounts with respect to the Due Period	41,919,180.87

5.10	Shortfall in Series Available Principal Amounts, if any, for the Due Period	0.00

5.11	Sellers Invested Amount for the Series 2004-1 Notes for the Due Period	25,440,000.00

5.12	Shortfall in Series Available Interest Amounts, if any, for the Due Period	0.00

5.13	Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
	for the Due Period	0.00

5.14	Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
	Transfer Date	212,000,000.00

5.15	Series 2004-1 Required Seller's Invested Amount as of the Payment Date	25,440,000.00

5.16	Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period	0.00

5.17	Series 2004-1 Controlled Deposit Amount, if any, for the Due Period	0.00

5.18	Series Variable Allocation Percentage for the Due Period	50.00%

5.19	Series Fixed Allocation Percentage for the Due Period	50.00%

5.20	Total amount to be distributed on the Series 2004-1 Notes on the Payment Date	1,118,519.99

5.21	Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
	Date allocable to the Outstanding Principal Amount	0.00

5.22	Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
	to interest on the Series 2004-1 Notes	917,358.33

5.23	Series 2004-1 Servicing Fee to be paid on the Payment Date	201,161.66

5.24.1	Series 2004-1 Investment Income	3,011.52

5.24.2	Series 2004-1 Principal Funding Account investment income	0.00

5.24.3	Series 2004-1 Negative Carry Account investment income	0.00

5.24.4	Series 2004-1 Interest Funding Account investment income	0.00

5.24.5	Series 2004-1 Spread Account investment income	9,713.16

5.25	Series Excess Available Interest Amounts for the Due Period	446,604.34

5.26	Excess Available Interest Amounts for the Due Period allocated to other
	Series of Notes	0.00

5.27	Excess Available Interest Amounts for the Due Period allocated to Series	0.00
	of Investor Certificates

5.28	Excess Available Principal Collections allocated from other series of Notes to Series 2004-1	0.00
	for the Due Period

5.29	Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for the Due Period	26,533,095.43

5.30	Amount of Excess Available Principal Collections allocated to other
	Series of Notes for the Due Period	0.00

5.31	Cash Collateral Percentage as of the Transfer Date	0.00%

5.32	Mismatch Amount for the Series 2004-1 Notes for the Due Period	0.00

5.33	Reimbursement Amount for the Series 2004-1 Notes for the Due Period	0.00

5.34	Certain amounts and calculations referenced in the definition of Early Redemption Event	See Exhibit 20.3(A)

6	Account Information

6.1	Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
	to all withdrawals and deposits made on such Payment Date	2,650,000.00

	Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
	after giving effect to all withdrawals and deposits made on such Payment Date	2,650,000.00

6.2	Series 2004-1 Principal Funding Account Balance as of the Payment Date after
	giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.3	Series 2004-1 Negative Carry Account Balance as of the Payment Date after
	giving effect to all withdrawals and deposits made on such Payment Date	0.00

	Series 2004-1 Required Negative Carry Account Balance, if any, as of the
	Payment Date after giving effect to all withdrawals and deposits made on such
	Payment Date	0.00

6.4	Series 2004-1 Interest Funding Account Balance as of the Payment Date after
	giving effect to all withdrawals and deposits made on such Payment Date	0.00

7	Class A Notes Information

7.1	Class A Outstanding Principal Amount as of the Payment Date after giving
	effect to the transactions made on such Payment Date	200,000,000.00

7.2	Class A Nominal Liquidation Amount as of the Payment Date after giving
	effect to the transactions made on such Payment Date	200,000,000.00

7.3	Total amount to be distributed on the Class A Notes on the Payment Date	859,583.33

7.4	Total amount, if any, to be distributed on the Class A Notes on the Payment Date
	allocable to the Class A Outstanding Principal Amount	0.00

7.5	Total amount to be distributed on the Class A Notes on the Payment Date
	allocable interest on the Class A Notes	859,583.33

7.6	Class A Monthly Interest for the Interest Period	859,583.33

8	Class B Notes Information

8.1	Class B Outstanding Principal Amount as of the Payment Date after giving effect
	to the transactions made on such Payment Date	12,000,000.00

8.2	Class B Nominal Liquidation Amount as of the Payment Date after giving
	effect to the transactions made on such Payment Date	12,000,000.00

8.3	Total amount to be distributed on the Class B Notes on the Payment Date	57,775.00

8.4	Total amount, if any, to be distributed on the Class B Notes on the Payment
	Date allocable to the Class B Outstanding Principal Amount	0.00

8.5	Total amount to be distributed on the Class B Notes on the Payment Date
	allocable interest on the Class B Notes	57,775.00

8.6	Class B Monthly Interest for the Interest Period	57,775.00

	NOTE STATEMENT
MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 15
NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
	SERIES 2005-1 NOTES

	Under the Series 2005-1 Indenture Supplement dated as of February 28, 2005 (the "Indenture Supplement") by and among the Navistar Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Identure Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2005-1 Notes as well as the performance of the Master Owner Trust during the previous month. The information which is required to be prepared with respect to the Payment Date of May 25, 2006, the Transfer Date of May 24, 2006 and with respect to the performance of the Master Owner Trust during the Due Period ended on April 30, 2006 and the Distribution Period ended on May 24, 2006 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

5	Series 2005-1 Notes Information

5.1	Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after
	giving effect to the transactions set forth in Article III of the Series 2005-1
	Indenture Supplement and to payments made on the Payment Date).	212,000,000.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
	Liquidation Amount, if any, as of the Transfer Date	0.00

5.2	Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to
	the transactions set forth in Article III of the Series 2005-1 Indenture Supplement and
	to payments made on the Payment Date).	231,080,000.00

5.3	Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect
	to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement
	and to payments made on the Payment Date).	19,080,000.00

	Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date	19,080,000.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
	Overcollateralization Amount Deficiency, if any, as of the Transfer Date	0.00

5.4	Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.5	Series 2005-1 Allocated Interest Amounts for the Due Period	1,552,399.65

5.6	Series 2005-1 Allocated Principal Amounts for the Due Period	41,919,180.87

5.7	Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.8	Series 2005-1 Available Interest Amounts with respect to the Due Period	1,565,124.33

5.9	Series 2005-1 Available Principal Amounts with respect to the Due Period	41,919,180.87

5.10	Shortfall in Series Available Principal Amounts, if any, for the Due Period	0.00

5.11	Sellers Invested Amount for the Series 2005-1 Notes for the Due Period	25,440,000.00

5.12	Shortfall in Series Available Interest Amounts, if any, for the Due Period	0.00

5.13	Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
	for the Due Period	0.00

5.14	Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
	Transfer Date	212,000,000.00

5.15	Series 2005-1 Required Seller's Invested Amount as of the Payment Date	25,440,000.00

5.16	Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period	0.00

5.17	Series 2005-1 Controlled Deposit Amount, if any, for the Due Period	0.00

5.18	Series Variable Allocation Percentage for the Due Period	50.00%

5.19	Series Fixed Allocation Percentage for the Due Period	50.00%

5.20	Total amount to be distributed on the Series 2005-1 Notes on the Payment Date	1,100,119.99

5.21	Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
	Date allocable to the Outstanding Principal Amount	0.00

5.22	Total amount to be distributed on the Series 2005-1 Notes on the Payment Date allocable
	to interest on the Series 2005-1 Notes	898,958.33

5.23	Series 2005-1 Servicing Fee to be paid on the Payment Date	201,161.66

5.24.1	Series 2005-1 Investment Income	3,011.52

5.24.2	Series 2005-1 Principal Funding Account investment income	0.00

5.24.3	Series 2005-1 Negative Carry Account investment income	0.00

5.24.4	Series 2005-1 Interest Funding Account investment income	0.00

5.24.5	Series 2005-1 Spread Account investment income	9,713.16

5.25	Series Excess Available Interest Amounts for the Due Period	465,004.34

5.26	Excess Available Interest Amounts for the Due Period allocated to other
	Series of Notes	0.00

5.27	Excess Available Interest Amounts for the Due Period allocated to Series	0.00
	of Investor Certificates

5.28	Excess Available Principal Collections allocated from other series of Notes to Series 2005-1 for the Due Period	0.00

5.29	Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for the Due Period	26,533,095.43

5.30	Amount of Excess Available Principal Collections allocated to other
	Series of Notes for the Due Period	0.00

5.31	Cash Collateral Percentage as of the Transfer Date	0.00%

5.32	Mismatch Amount for the Series 2005-1 Notes for the Due Period	0.00

5.33	Reimbursement Amount for the Series 2005-1 Notes for the Due Period	0.00

5.34	Certain amounts and calculations referenced in the definition of Early
	Redemption Event	See Exhibit 20.3(B)

6	Account Information

6.1	Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
	to all withdrawals and deposits made on such Payment Date	2,650,000.00

	Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
	after giving effect to all withdrawals and deposits made on such Payment Date	2,650,000.00

6.2	Series 2005-1 Principal Funding Account Balance as of the Payment Date after
	giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.3	Series 2005-1 Negative Carry Account Balance as of the Payment Date after
	giving effect to all withdrawals and deposits made on such Payment Date	0.00

	Series 2005-1 Required Negative Carry Account Balance, if any, as of the
	Payment Date after giving effect to all withdrawals and deposits made on such
	Payment Date	0.00

6.4	Series 2005-1 Interest Funding Account Balance as of the Payment Date after
	giving effect to all withdrawals and deposits made on such Payment Date	0.00

7	Class A Notes Information

7.1	Class A Outstanding Principal Amount as of the Payment Date after giving
	effect to the transactions made on such Payment Date	200,000,000.00

7.2	Class A Nominal Liquidation Amount as of the Payment Date after giving
	effect to the transactions made on such Payment Date	200,000,000.00

7.3	Total amount to be distributed on the Class A Notes on the Payment Date	844,583.33

7.4	Total amount, if any, to be distributed on the Class A Notes on the Payment Date
	allocable to the Class A Outstanding Principal Amount	0.00

7.5	Total amount to be distributed on the Class A Notes on the Payment Date
	allocable interest on the Class A Notes	844,583.33

7.6	Class A Monthly Interest for the Interest Period	844,583.33

8	Class B Notes Information

8.1	Class B Outstanding Principal Amount as of the Payment Date after giving effect
	to the transactions made on such Payment Date	12,000,000.00

8.2	Class B Nominal Liquidation Amount as of the Payment Date after giving
	effect to the transactions made on such Payment Date	12,000,000.00

8.3	Total amount to be distributed on the Class B Notes on the Payment Date	54,375.00

8.4	Total amount, if any, to be distributed on the Class B Notes on the Payment
	Date allocable to the Class B Outstanding Principal Amount	0.00

8.5	Total amount to be distributed on the Class B Notes on the Payment Date
	allocable interest on the Class B Notes	54,375.00

8.6	Class B Monthly Interest for the Interest Period	54,375.00

EXHIBIT 20.3 (A)
Series 2004-1
5.34	The percentages and all other information calculated pursuant to the Definitions at Early Redemption Events as specified in Section 1.01 of The Series 2004-1 Indenture Supplement

“Early Redemption Events” means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)	failure on the part of the Seller (i) to make any payment, distribution or deposit under the Pooling and Servicing Agreement or the Series Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which failure has a material adverse effect on the Series 2004-1 Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2004-1 Notes;__No__

(B)
any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Seller by the Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2004-1 Notes and as a result of which the interests of the Series 2004-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement;  __No__

(C)	any of the Seller, ITEC, NIC or NFC Shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; __No__

(D)	any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; __No__

(E)	the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement; __No__

(F)	on any Transfer Date, after giving effect to allocations to be made on that Transfer Date (including payments to be made on the related Payment Date), the Series 2004-1 Target Overcollateralization Amount exceeds the Series 2004-1 Overcollateralization Amount by more than the Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided, however, that if such shortfall was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; __No__

(G)	any Servicer Termination Event shall occur (i) which would have a material adverse adverse effect on the Series 2004-1 Noteholders and (ii) for which the Servicer has received a notice of termination; __No__

(H)
on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of Dealer Notes held by the Master Trust on that last day; Aggregate Principal Dealer Note Balance which was advanced against Financed Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal Balance of all Dealer Notes?__No__

Used Vehicle Turnover Ratio: 4.67%

(I)
on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due Periods (“Turnover”) is less than 1.7;

                                                Turnover Ratio less than 1.7?__No__
Turnover Ratio: 3.46

(J)	the Series 2004-1 Outstanding Principal Amount is not repaid by the Expected Principal Payment Date;__No__

(K)	the Issuer becomes an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not exempt from compliance with that Act;__No__

(L)	the occurrence of an Event of Default under the Indenture; __No__

(M)	the delivery by the Seller to the Master Trust Trustee of a notice stating that the Seller shall no longer continue to sell Dealer Notes to the Master Trust commencing on the date specified in such notice; __No__

(N)
the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates; Average Coverage Differential shall be equal to or less than negative Two percent (-2.00%) on each of three consecutive Determination Dates? __No__

                                                                                                             Months Past:     3.41%
                                                                                                             Month Past:       3.65%
                                                                                                             Current Month:  3.61%

(O)
on any Determination Date, the quotient of (i) the sum of Dealer Note Losses for each of the related Due Period and the five immediately preceding Due Periods and (ii) the sum of Principal Collections for each of the related Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%); Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?__No__

                  Dealer Note Loss Ratio: 0.00%

(P)
at the end of any Due Period, the Seller’s Invested Amount is reduced to an amount less than the Minimum Seller’s Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and __No__

(Q)	failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required by the Interest Deposit Agreement to be made __No__

In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding Principal Amount by written notice to the Seller, the Servicer, the Master Trust Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice. In the case of any Early Redemption Event that is also an Early Amortization Event as described in the Series Supplement or any event other than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders immediately upon the occurrence of that event.

EXHIBIT 20.3 (B)
Series 2005-1 Notes

5.34	The percentages and all other information calculated pursuant to the Definitions at Early Redemption Events as specified in Section 1.01 of The Series 2005-1 Indenture Supplement.

“Early Redemption Events” means, with respect to the Series 2005-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)
failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which failure has a material adverse effect on the Series 2005-1 Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2005-1 Notes; __No__

(B)
any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Seller by the Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2005-1 Notes and as a result of which the interests of the Series 2005-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement; __No__

(C)
any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; __No__

(D)
any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; __No__

(E)	the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement; __No__

(F)
on any Transfer Date, after giving effect to allocations to be made on that Transfer Date (including payments to be made on the related Payment Date), the Series 2005-1 Target Overcollateralization Amount exceeds the Series 2005-1 Overcollateralization Amount by more than the Series 2005-1 Overcollateralization Amount Shortfall Trigger; provided, however, that if such shortfall was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2005-1 Principal Funding Account in respect of the Series 2005-1 Notes;__No__

(G)	any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series 2005-1 Noteholders and (ii) for which the Servicer has received a notice of termination; __No__

(H)
on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of Dealer Notes held by the Master Trust on that last day; Aggregate Principal Dealer Note Balance which was advanced against Financed Vehicles which are Used Vehicles exceeds 25% of the aggregate Principal Balance of all Dealer Notes? __No__

                      Used Financed Vehicle Ratio:  4.69%

(I)
on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due Periods (“Turnover”) is less than 1.7;

                    Turnover Ratio less than 1.7? __No__
                    Turnover Ratio: 3.46

(J)	the Series 2005-1 Outstanding Principal Amount is not repaid by the Expected Principal Payment Date;__No__

(K)	the Issuer becomes an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not exempt from compliance with that Act; __No__

(L)	the occurrence of an Event of Default under the Indenture; __No__

(M)
the delivery by the Seller to the Master Trust Trustee of a notice stating that the Seller shall no longer continue to sell Dealer Notes to the Master Trust commencing on the date specified in such notice; __No__

(N)
The Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates; Average Coverage Differential shall be equal to or less than negative Two percent (-2.00%) on each of three consecutive Determination Dates? __No__
    2 Months Past: 3.41%
    1 Month Past:   3.65%
    Current Month: 3.61%

(O)
on any Determination Date, the quotient of (i) the sum of Dealer Note Losses for each of the related Due Period and the five immediately preceding Due Periods and (ii) the sum of Principal Collections for each of the related Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%); Dealer Note Loss Ratio greater than or equal to one percent (1.00%)? __No__

                    Dealer Note Loss Ratio: 0.00%

(P)
at the end of any Due Period, the Seller’s Invested Amount is reduced to an amount less than the Minimum Seller’s Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2005-1 Principal Funding Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2005-1 Principal Funding Account in respect of the Series 2005-1 Notes; and __No__

(Q)
failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required by the Interest Deposit Agreement to be made __No__

In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to Series 2005-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2005-1 Noteholders holding Series 2005-1 Notes evidencing more than 50% of the Series 2005-1 Outstanding Principal Amount by written notice to the Seller, the Servicer, the Master Trust Trustee and, if given by Series 2005-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice. In the case of any Early Redemption Event that is also an Early Amortization Event as described in the Series Supplement or any event other than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2005-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2005-1 Noteholders immediately upon the occurrence of that event.

EXHIBIT 20.4
Navistar Financial Dealer Note Master Trust
Series Data
for the May 25, 2006 Distribution Date

		1998-1	Series 2003-1	2004-1***	2000- VFC-KHFC	2000-VCF Liberty Street Funding	Total
1.	Aggregate amount of Collections	53,103,894.60	53,122,285.54	106,244,570.76	53,103,894.60	53,103,894.60	318,678,540.11
	Aggregate amount of Interest Collections	1,896,446.55	1,897,103.33	3,794,206.64	1,896,446.55	1,896,446.55	11,380,649.61
	Aggregate amount of Principal Collections	51,207,448.05	51,225,182.21	102,450,364.12	51,207,448.05	51,207,448.05	307,297,890.50
	Allocation From / (To) Other Series	0.00	0.00	0.00	0.00	0.00	0.00

2.	Series Allocation Percentage	16.6637812%	16.6695522%	33.3391043%	16.6637812%	16.6637812%	100.0000%
	Floating Allocation Percentage	77.23%	81.83%	81.83%	77.23%	77.23%	N/A
	Principal Allocation Percentage *	0.00%	81.83%	81.83%	0.00%	0.00%	N/A

3.	Total amount Distributed	852,916.67	937,825.00	1,816,316.66	812,525.74	807,173.33	5,226,757.40

4.	Total amount of such distribution allocable
	to the Invested Amount of Series	0.00	0.00	0.00	0.00	0.00	0.00

5.	Total amount of such distribution allocable
	to interest on the Series Certificates	852,916.67	937,825.00	1,816,316.66	812,525.74	807,173.33	5,226,757.40

6.	Gross Dealer Note Losses	0.00	0.00	0.00	0.00	0.00	0.00

7.	Recoveries on Dealer Note Losses	0.00	0.00	0.00	0.00	0.00	0.00

8.	Amount of Series allocable Dealer Note Losses / (Recoveries)	0.00	0.00	0.00	0.00	0.00	0.00
	- Investor portion of Dealer Note Losses / (Recoveries)	0.00	0.00	0.00	0.00	0.00	0.00
	- Seller portion of Dealer Note Losses / (Recoveries)	0.00	0.00	0.00	0.00	0.00	0.00

9.	Draw Amount	0.00	0.00	0.00	0.00	0.00	0.00

10.	Investor Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

11.	Reimbursement of Investor Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

12.	Monthly Servicing Fee
	- Series Allocation - Servicing Fee	201,092.01	201,161.65	402,323.31	201,092.01	201,092.01	1,206,760.99
	- Investor Servicing Fee	155,303.36	164,610.58	329,221.16	155,303.36	155,303.36	959,741.82
	- Seller Servicing Fee	45,788.65	36,551.07	73,102.15	45,788.65	45,788.65	247,019.17

13.	Controlled Amortization Amount	0.00	106,000,000.00	0.00	0.00	0.00	106,000,000.00

14.	Invested Amount prior to Distribution Date	200,000,000.00	212,000,000.00	424,000,000.00	200,000,000.00	200,000,000.00	1,236,000,000.00
	Invested Amount after Distribution Date	200,000,000.00	212,000,000.00	424,000,000.00	200,000,000.00	200,000,000.00	1,236,000,000.00

15.	Invested Amount	200,000,000.00	212,000,000.00	424,000,000.00	200,000,000.00	200,000,000.00	1,236,000,000.00
	Available Subordinated Amount / Overcollateralization Amount	31,000,000.00	19,080,000.00	38,160,000.00	31,000,000.00	31,000,000.00	150,240,000.00
	Negative Carry Subordinated Amount	NA	NA	NA	NA	NA	0.00
	Other	0	0	0	0	0	0.00
	Adjusted Invested Amount	231,000,000.00	231,080,000.00	462,160,000.00	231,000,000.00	231,000,000.00	1,386,240,000.00

	Required Excess Seller's Interest **	6,000,000.00	6,360,000.00	12,720,000.00	6,000,000.00	6,000,000.00	37,080,000.00

16.	Beginning Spread Account Balance	2,500,000.00	2,650,000.00	5,300,000.00	2,500,000.00	2,500,000.00	15,450,000.00
	Withdrawals from Spread Account: (-) Interest	(9,163.38)	(9,713.16)	(19,426.32)	(9,163.36)	(9,163.36)	(56,629.58)
	Deposits to Spread Account: (+) Interest	9,163.38	9,713.16	19,426.32	9,163.36	9,163.36	56,629.58
	Spread Account balance as of the close of
	business on the Distribution date	2,500,000.00	2,650,000.00	5,300,000.00	2,500,000.00	2,500,000.00	15,450,000.00

17.	Series Principal Account Balance as of the end of Due Period	0.00	106,000,000.00	0.00	0.00	0.00	106,000,000.00

18.	Delinquency on Serviced Portfolio
	30 - 59 Days						0.0117%
	60 - 89 Days						0.0327%
	90+ Days						0.0355%

19.	Master Trust Receivables Balance						$1,448,113,199.15

	* Series 2004-1 Collateral Certificate Principal Allocation Percentage
	** Series 2004-1: Part of Required Excess Seller's Invested Amount
	*** Series 2004-1 Collateral Certificate (combined data for the Series 2004-1 and 2005-1 Notes)